NETLease Corporate Real Estate ETF
Schedule of Investments
May 31, 2025 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Finance and Insurance - 3.2%
Innovative Industrial Properties, Inc.	23,305	$1,286,902

Real Estate and Rental and Leasing - 96.2%(a)
Agree Realty Corporation	45,450	3,422,385
Alpine Income Property Trust, Inc.	29,722	455,341
Broadstone Net Lease, Inc.	99,534	1,583,586
EPR Properties	31,600	1,759,804
Essential Properties Realty Trust, Inc.	51,259	1,665,917
Four Corners Property Trust, Inc.	58,334	1,610,602
FrontView REIT, Inc.	27,290	314,108
Gaming and Leisure Properties, Inc.	29,259	1,366,395
Getty Realty Corporation	53,413	1,562,864
Gladstone Commercial Corporation	101,549	1,457,228
Global Net Lease, Inc.	209,651	1,626,892
LXP Industrial Trust	187,184	1,606,039
NETSTREIT Corporation	112,111	1,804,987
NNN REIT, Inc.	79,018	3,299,792
One Liberty Properties, Inc.	44,334	1,085,296
Postal Realty Trust, Inc. - Class A	105,350	1,458,044
Realty Income Corporation	58,813	3,329,992
Safehold, Inc.	89,228	1,344,666
STAG Industrial, Inc.	46,611	1,658,419
VICI Properties, Inc.	103,239	3,273,709
WP Carey, Inc.	52,237	3,278,394
		38,964,460
TOTAL COMMON STOCKS (Cost $47,440,667)		40,251,362

SHORT-TERM INVESTMENTS - 0.6%		Value
Money Market Funds - 0.6%	Shares
First American Government Obligations Fund - Class X, 4.23% (b)	235,926	235,926
TOTAL SHORT-TERM INVESTMENTS (Cost $235,926)		235,926

TOTAL INVESTMENTS - 100.0% (Cost $47,676,593)		40,487,288
Other Assets in Excess of Liabilities - 0.0% (c)		7,931
TOTAL NET ASSETS - 100.0%		$40,495,219
two		–%
Percentages are stated as a percent of net assets.		–%

REIT - Real Estate Investment Trust

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

NETLease Corporate Real Estate ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	40,251,362	–	–	40,251,362
Money Market Funds	235,926	–	–	235,926
Total Investments	40,487,288	–	–	40,487,288

Refer to the Schedule of Investments for further disaggregation of investment categories.